Appendix A

ACTIVELY MANAGED FUNDS

Direxion Auspice Broad Commodity Strategy ETF
Direxion Bitcoin Shares
Direxion Flight to Safety Strategy ETF

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Fallen Knives ETF
Direxion High Growth ETF
Direxion Dynamic Hedge ETF
Direxion Moonshot Innovators ETF
Direxion Work From Home ETF
Direxion S&P Contrarian IPO ETF
Direxion Connected Consumer ETF
Direxion World Without Waste ETF
Direxion FANG-20 ETF
Direxion Hydrogen ETF
Direxion Two Bucks ETF

150/50 FUNDS

Direxion Russell 1000® Value Over Growth ETF
Direxion Russell 1000® Growth Over Value ETF
Direxion MSCI USA ESG—Leaders vs. Laggards ETF
Direxion S&P 500® High Minus Low Quality ETF

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily Municipal Bond Taxable Bear 1X Shares
Direxion Daily Small Cap Bear 1X Shares
Direxion Daily CSI 300 China A Share Bear 1X Shares
Direxion Daily CSI China Internet Index Bear 1X Shares
Direxion Daily MSCI Real Estate Bear 1X Shares
Direxion Daily FANG-20 Bear 1X Shares

2X Funds

Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares

Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Latin America Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Cloud Computing Bear 2X Shares
Direxion Daily FANG-20 Bull 2X Shares
Direxion Daily FANG-20 Bear 2X Shares
Direxion Daily 5G Communications Bull 2X Shares
Direxion Daily 5G Communications Bear 2X Shares
Direxion Daily Cannabis Bull 2X Shares
Direxion Daily Cannabis Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Global Clean Energy Bear 2X Shares
Direxion Daily Lithium & Battery Tech Bull 2X Shares
Direxion Daily Lithium & Battery Tech Bear 2X Shares
Direxion Daily Video Games & Esports Bull 2X Shares
Direxion Daily Video Games & Esports Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares
Direxion Daily Travel & Vacation Bear 2X Shares
Direxion Daily US Infrastructure Development Bull 2X Shares
Direxion Daily US Infrastructure Development Bear 2X Shares
Direxion Daily S&P Expanded Tech Software Sector Bull 2X Shares
Direxion Daily S&P Expanded Tech Software Sector Bear 2X Shares

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares
Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Small Cap Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares
Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares
Direxion Daily S&P 500® High Beta Bear 3X Shares

Last Updated: May 18, 2021